Exhibit 10.1

AMENDMENT 2 TO OPTION

EXERCISE, TRANSITION AND

CONSOLIDATION AGREEMENT

IA GLOBAL, INC

QUIKCAT AUSTRALIA PTY LTD

MARIE-ROSE PONTRÉ

NANOCAT TECHNOLOGIES PTE LTD

2 Park Street  Sydney  NSW  2000  Australia

email@gtlaw.com.au  www.gtlaw.com.au  Telephone + 61 2 9263 4000  Facsimile + 61 2 9263 4111

DEED OF AGREEMENT DATED 20 SEPTEMBER 2005

PARTIES

1.	IA GLOBAL INC a corporation organized under the laws of the State of Delaware of 550 N. Reo Street, Suite 300, Tampa, FL 33609 United States of America (IAO)

2.	QUIKCAT AUSTRALIA PTY LTD (ABN 82 106 946 043) of 3/56 Mount Street, Perth, Western Australia 6005 Australia (QCA)

3.	MARIE-ROSE PONTRÉ of 3/56 Mount Street, Perth, Western Australia 6005 Australia (Pontré)

4.	NANOCAT TECHNOLOGIES PTE LTD Reg. No. 200206435N a company incorporated under the law of Singapore of 128A Tanjong Pagar Road, Singapore 088535 (NanoCAT)

WHEREAS, the Parties entered into the Option Exercise, Transition and Consolidation Agreement (the “Consolidation Agreement”) dated May 28, 2005 and Amendment to Option Exercise, Transition and Consolidation Agreement (the “Amended Consolidation Agreement”) dated September 5, 2005; and

WHEREAS, the Parties desire to cooperatively agree to review the patent assignment to QCA pursuant to the Internet Accelerator Assignment Agreement dated 15 September 2004.

NOW THEREFORE, in consideration of the mutual covenants and promises herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties each intending to be legally bound, agree to amend the Consolidation Agreement as follows:

Variation of Option - Payment due on Exercise of the Option and Option Exercise Date

1.	Section 2.2 (c) of the Amended Consolidation Agreement is amended as follows:

(a)	Delete the existing clause 2.2 (c) in its entirety; and

(b)	Replace with a new clause 2.2 (c) as follows:

”as to US$30,000, on or before September 23, 2005.

”as to US$115,000, on or before October 10, 2005.

(c)	For the sake of clarity, the existing clauses 2.3 (a) i and 2.3 (a) ii of the Consolidation Agreement remain unchanged.

3.            Except as expressly amended herein, there are no other amendments, implied or otherwise, to the Consolidation Agreement or any other agreement between the parties.

4.            Nothing in this Agreement affects the continuing operation of provisions of the Consolidation Agreement or the Amended Consolidation Agreement, except to the extent expressly stated otherwise in this Agreement.

5.            This agreement may be executed in any number of counterparts, each of which, when executed, is an original. Those counterparts together make one instrument.

IN WITNESS WHEREOF each of the parties hereto executes this Agreement as of September 20, 2005.

SIGNED AND DELIVERED by IA GLOBAL INC by: /s/ MARK SCOTT Signature of Director and Authorised Signatory MARK SCOTT September 20, 2005 Date

SIGNED AND DELIVERED by QUIKCAT AUSTRALIA PTY LTD by: /s/ MARK JENKINS Signature of Director and Authorised Signatory MARK JENKINS September 20, 2005 Date

SIGNED AND DELIVERED by MARIE-ROSE PONTRÉ in the presence of: __________________________________ Witness	/s/ MARIE-ROSE PONTRÉ MARIE-ROSE PONTRÉ September 20, 2005 Date

SIGNED AND DELIVERED by NANOCAT TECHNOLOGIES PTE LTD by: /s/ TREVOR NAIRN Signature of Director and Authorised Signatory TREVOR NAIRN September 20, 2005 Date